UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 4, 2006
(Date of earliest event reported)
CONSOLIDATED WATER CO. LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I. (State or Other Jurisdiction of Incorporation)	0-25248 (Commission File No.)	Not Applicable (IRS Employer Identification No.)
The Regatta Office Park
Windward Three, 4th Floor
West Bay Road, P.O Box 1114 GT
Grand Cayman, Cayman Islands
(Address of Principal Executive Offices)
(345) 945-4277
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 4, 2006, the Company issued secured fixed rate bonds in the aggregate principal amount of U.S.$15,771,997.15 to Scotiatrust and Merchant Bank Trinidad and Tobago Limited (“Scotia”) in exchange for U.S.$15 million in cash. Scotia intends to sell the bonds or participation interests therein solely to non-U.S. persons (as such term is defined in Regulation S promulgated under the Securities Act of 1933). The Company will use the net proceeds from the issuance of the bonds to repay a short-term bank line of credit in the amount of approximately $4 million and to assist the Company in other capital expenditure projects.
The bonds have a fixed interest rate of 5.95% and the principal and accrued interest on the bonds is payable quarterly from the closing date in 40 equal amortized installments. The Company has the right to redeem the bonds in full at any time three years after August 4, 2006 by paying a premium of 1.5% of the outstanding principal and accrued interest on the bonds on the date of redemption.
The Company’s obligations under the bonds are secured by fixed and floating charges (i) on all of the Company’s assets, including an equitable charge of all of the shares of Cayman Water Company Limited, a wholly-owned subsidiary of the Company, and (ii) on all of Cayman Water Company Limited’s assets including its real estate. Cayman Water Company Limited has also guaranteed the Company’s payment obligations under the bonds. All these charges rank pari passu (equally) with earlier charges granted to Scotiabank & Trust (Cayman) Ltd to secure financial facilities to the Company.
The trust deed for the bonds restricts the Company’s ability to enter into new borrowing agreements or any new guarantees without the prior approval of the trustee and limits the Company’s capital expenditures, with the exception of capital expenditures to be incurred on certain defined projects, to $2,000,000 annually. The trust deed also contains financial covenants that require the Company to maintain a debt service coverage ratio of not less than 1.25 to 1, a ratio of long term debt to EBITDA (i.e., earnings before interest, taxes, depreciation and amortization for the 12 months preceding the ratio calculation) not greater than 2.5 to 1 and a ratio of long term debt to equity of not less than 60:40.
The foregoing description of the bond transaction does not purport to be complete and is qualified in its entirety by reference to the documents (the “Documents”) attached hereto as Exhibits, which are incorporated herein by reference.
The Documents are provided to give investors information regarding the Documents’ respective terms. They are not provided to give investors factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Documents were made only for purposes of those Documents and as of specific dates, were solely for the benefit of the parties to those Documents, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Documents. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Documents and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Trust Deed dated August 4, 2006 between Consolidated Water Co. Ltd. and Dextra Bank & Trust Co. Ltd.

10.2	Subscription Agreement dated August 4, 2006 between Consolidated Water Co. Ltd. and Scotiatrust and Merchant Bank Trinidad & Tobago Limited.

10.3	Paying Agency Agreement dated August 4, 2006 between Consolidated Water Co. Ltd. and Scotiatrust and Merchant Bank Trinidad & Tobago Limited.

10.4	Guarantee dated August 4, 2006 by Cayman Water Company Limited in favor of Dextra Bank & Trust Co. Ltd.

10.5	Deed of Second Debenture dated August 4, 2006 between Consolidated Water Co. Ltd. and Dextra Bank & Trust Co. Ltd.

10.6	Deed of Second Collateral Debenture dated August 4, 2006 between Cayman Water Company Limited and Dextra Bank & Trust Co. Ltd.

10.7	Equitable Charge of Shares dated August 4, 2006 between Consolidated Water Co. Ltd. and Dextra Bank & Trust Co. Ltd.

10.8	Intercreditor Deed dated August 4, 2006 among Scotiabank & Trust (Cayman) Ltd., Dextra Bank & Trust Co. Ltd., Consolidated Water Co. Ltd. and Cayman Water Company Limited.

10.9	Cayman Islands Collateral Charge, West Bay Beach South Property, Block 12D, Parcel 79REM1/2.

10.10	Cayman Islands Collateral Charge, West Bay Beach North, Block 11D, Parcel 40.

10.11	Cayman Islands Collateral Charge, West Bay Beach North, Block 11D, Parcel 8.

10.12	Cayman Islands Collateral Charge, West Bay North East, Block 9A, Parcel 8.

10.13	Cayman Islands Collateral Charge, West Bay North East, Block 9A, Parcel 469.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.
By:	/s/ Frederick W. McTaggart
	Name:	Frederick W. McTaggart
	Title:	President and Chief Executive Officer

Date: August 9, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Trust Deed dated August 4, 2006 between Consolidated Water Co. Ltd. and Dextra Bank & Trust Co. Ltd.

10.2	Subscription Agreement dated August 4, 2006 between Consolidated Water Co. Ltd. and Scotiatrust and Merchant Bank Trinidad & Tobago Limited.

10.3	Paying Agency Agreement dated August 4, 2006 between Consolidated Water Co. Ltd. and Scotiatrust and Merchant Bank Trinidad & Tobago Limited.

10.4	Guarantee dated August 4, 2006 by Cayman Water Company Limited in favor of Dextra Bank & Trust Co. Ltd.

10.5	Deed of Second Debenture dated August 4, 2006 between Consolidated Water Co. Ltd. and Dextra Bank & Trust Co. Ltd.

10.6	Deed of Second Collateral Debenture dated August 4, 2006 between Cayman Water Company Limited and Dextra Bank & Trust Co. Ltd.

10.7	Equitable Charge of Shares dated August 4, 2006 between Consolidated Water Co. Ltd. and Dextra Bank & Trust Co. Ltd.

10.8	Intercreditor Deed dated August 4, 2006 among Scotiabank & Trust (Cayman) Ltd., Dextra Bank & Trust Co. Ltd., Consolidated Water Co. Ltd. and Cayman Water Company Limited.

10.9	Cayman Islands Collateral Charge, West Bay Beach South Property, Block 12D, Parcel 79REM1/2.

10.10	Cayman Islands Collateral Charge, West Bay Beach North, Block 11D, Parcel 40.

10.11	Cayman Islands Collateral Charge, West Bay Beach North, Block 11D, Parcel 8.

10.12	Cayman Islands Collateral Charge, West Bay North East, Block 9A, Parcel 8.

10.13	Cayman Islands Collateral Charge, West Bay North East, Block 9A, Parcel 469.